POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4-17-06	/s/ TC SUTTON

Thomas C. Sutton

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4/20/06	/s/ KHANH T. TRAN

Khanh T. Tran

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	April 18, 2006	/s/ DAVID R. CARMICHAEL

David R. Carmichael

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4-14-06	/s/ AUDREY L. MILFS

Audrey L. Milfs

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4-19-06	/s/ JAMES T. MORRIS

James T. Morris

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4-20-06	/s/ EDWARD R. BYRD

Edward R. Byrd

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4/17/06	/s/ BRIAN D. KLEMENS

Brian D. Klemens

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin Yonis, Charlene Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas Dick his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	4/17/06	/s/ MICHAEL A. BELL

Michael A. Bell